NET FEE AND COMMISSION INCOME	12 Months Ended
Dec. 31, 2019
Disclosure of fee and commission income (expense) [text block] [Abstract]
Disclosure of fee and commission income (expense) [text block]

6   NET FEE AND COMMISSION INCOME

	2019 £m	2018 £m	2017 £m
Fee and commission income:
Current accounts	656	647	712
Credit and debit card fees	961	974	949
Commercial banking fees	166	271	321
Private banking and asset management	38	94	98
Factoring	103	83	91
Other fees and commissions	439	428	615
Total fee and commission income	2,363	2,497	2,786
Fee and commission expense	(1,027)	(1,228)	(1,024)
Net fee and commission income	1,336	1,269	1,762

Fees and commissions which are an integral part of the effective interest rate form part of net interest income shown in note 5. Fees and commissions relating to instruments that are held at fair value through profit or loss are included within net trading income shown in note 7.

At 31 December 2019, the Group held on its balance sheet £105 million (31 December 2018: £98 million) in respect of services provided to customers and £120 million (31 December 2018: £140 million) in respect of amounts received from customers for services to be provided after the balance sheet date. Current unsatisfied performance obligations amount to £250 million (31 December 2018: £285 million); the Group expects to receive substantially all of this revenue by 2022.

Income recognised during the year ended 31 December 2019 included £54 million in respect of amounts included in the contract liability balance at 31 December 2018 and £9 million in respect of amounts from performance obligations satisfied in previous years.

The most significant performance obligations undertaken by the Group are in respect of current accounts, the provision of other banking services for commercial customers and credit and debit card services.

In respect of current accounts, the Group receives fees for the provision of bank account and transaction services such as ATM services, fund transfers, overdraft facilities and other value-added offerings.

For commercial customers, alongside its provision of current accounts, the Group provides other corporate banking services including factoring and commitments to provide loan financing. Loan commitment fees are included in fees and commissions where the loan is not expected to be drawn down by the customer.

The Group receives interchange and merchant fees, together with fees for overseas use and cash advances, for provision of card services to cardholders and merchants.